COPY

公司註冊處
Companies Registry

註冊辦事處座落地點通知書
Notification of Situation of Registered Office

(公司條例第92(2)條)
(Companies Ordinance s. 92(2))

表格 Form **R1**

重要事項 Important Notes

- 填表前請參閱《填表須知》。
  請用黑色墨水列印。
- Please read the accompanying notes before completing this form.
  Please print in black ink.

公司編號 Company Number

1195430

1 公司名稱 Company Name

CIS WORLD LIMITED

2 註冊辦事處 Registered Office

請在有關空格內加 ✓ 號 Please tick the relevant box

☑ 申報首個註冊辦事處座落地點
Notification of Situation of First Registered Office

☐ 申報更改註冊辦事處座落地點
Notification of Change of Situation of Registered Office

(註 Note 5) 在香港的註冊辦事處座落地點 Situation of Registered Office in Hong Kong

2/F., TENG FUH COMMERCIAL BUILDING,
333 QUEEN'S ROAD CENTRAL, SHEUNG WAN, HONG KONG.

生效日期 Effective Date

19	12	2007
日 DD	月 MM	年 YYYY

(註 Note 6) **3 電郵地址 E-mail Address**

生效日期 Effective Date

日 DD	月 MM	年 YYYY

簽署 Signed : 吴翠嫻

姓名 Name : Wu CuiXian

董事 Director / ~~秘書 Secretary~~ *

日期 Date : 19 December 2007
日 DD / 月 MM / 年 YYYY

*請刪去不適用者 Delete whichever does not apply

(註 Note 3) **提交人的資料 Presentor's Reference**

姓名 Name: HK Biz Limited

地址 Address: 2/F., Teng Fuh Commercial Building,
333 Queen's Road Central, Sheung Wan, H.K.

電話 Tel: 2640-8101 傳真 Fax: 3003-1328

電郵地址 E-mail Address:

檔號 Reference:

請勿填寫本欄 For Official Use

CR
收件日期 RECEIVED
21 DEC 2007
文件管理組
Document Management Section

指明編號 2/2004 (2004年2月)
Specification No. 2/2004 (Feb. 2004)

FEB.28.2008 15:45 27155545 #4514 P.001

CR

公司註冊處
Companies Registry

出任董事或候補董事職位同意書
Consent to Act as Director or Alternate Director

(公司條例第 158(5)條)
(Companies Ordinance s. 158(5))

COPY

表格 Form **D3**

重要事項 Important Note

- 請用黑色墨水列印。
  Please print in black ink.

公司編號 Company Number

1195430

公司名稱 Company Name

CIS WORLD LIMITED

本人 I, **WU CUIXIAN** 同意出任上述公司的 consent to act as the above company's

(請填寫姓名 Please state full name)

請在有關空格內加 ✓ 號 Please tick the relevant box(es)

[✓] 董事，
Director

[ ] 候補董事，
Alternate Director

代替 Alternate to

(請填寫獲代替行事的董事姓名或名稱 Please state full name of the principal director)

生效日期為 with effect from 19 (日 DD) 12 (月 MM) 2007 (年 YYYY)，並確認本人已年滿十八歲。
, and confirm that I have attained the age of 18 years.

簽署 Signed : [signature]

日期 Date : 19 December 2007

日 DD / 月 MM / 年 YYYY

提交人的資料 Presentor's Reference

姓名 Name: HK Biz Limited

地址 Address: 2/F., Teng Fuh Commercial Building, 333 Queen's Road Central, Sheung Wan, Hong Kong.

電話 Tel: 2640-8101 傳真 Fax: 3003-1328

電郵地址 E-mail Address:

檔號 Reference:

請勿填寫本欄 For Official Use

CR
收件日期 RECEIVED
21 DEC 2007
文件管理組
Document Management Section

CR
公司註冊處
Companies Registry

出任董事或候補董事職位同意書
Consent to Act as Director or Alternate Director

(公司條例第158(5)條)
(Companies Ordinance s. 158(5))

COPY

表格 Form **D3**

重要事項 Important Note

- 請用黑色墨水列印。
  Please print in black ink.

公司編號 Company Number
1195430

公司名稱 Company Name

CIS WORLD LIMITED

本人 I, WEN HONGHUI 同意出任上述公司的 consent to act as the above company's

(請填報姓名 Please state full name)

請在有關空格內加 ✓ 號 Please tick the relevant box(es)

☑ 董事，Director

☐ 候補董事，Alternate Director — 代替 Alternate to

(請填報獲代替行事的董事姓名或名稱 Please state full name of the principal director)

生效日期爲 with effect from 19 (日 DD) 12 (月 MM) 2007 (年 YYYY)，並確認本人已年滿十八歲。, and confirm that I have attained the age of 18 years.

簽署 Signed: [signature]

日期 Date: 19 December 2007
日 DD / 月 MM / 年 YYYY

提交人的資料 Presentor's Reference

姓名 Name: HK Biz Limited

地址 Address: 2/F., Teng Fuh Commercial Building, 333 Queen's Road Central, Sheung Wan, Hong Kong.

電話 Tel: 2640-8101 傳真 Fax: 3003-1328

電郵地址 E-mail Address:

檔號 Reference:

請勿填寫本欄 For Official Use

CR
收件日期 RECEIVED
21 DEC 2007
文件管理組
Document Management Section

指明編號 2/2004 (修訂) (2004年2月)
Specification No. 2/2004 (Revision) (Feb. 2004)

公司註冊處
Companies Registry

出任董事或候補董事職位同意書
Consent to Act as Director or Alternate Director

(公司條例第158(5)條)
(Companies Ordinance s. 158(5))

COPY

表格 Form **D3**

重要事項 Important Note

- 請用黑色墨水列印。
  Please print in black ink.

公司編號 Company Number
1195430

公司名稱 Company Name

CIS WORLD LIMITED

本人 I, WU LIJUN 同意出任上述公司的 consent to act as the above company's
(請填報姓名 Please state full name)

請在有關空格內加 ✓ 號 Please tick the relevant box(es)

☑ 董事， Director

☐ 候補董事， Alternate Director — 代替 Alternate to
(請填報獲代替行事的董事姓名或名稱 Please state full name of the principal director)

生效日期為 with effect from 19 (日 DD) 12 (月 MM) 2007 (年 YYYY)，並確認本人已年滿十八歲。, and confirm that I have attained the age of 18 years.

簽署 Signed: [signature]

日期 Date: 19 December 2007
日 DD / 月 MM / 年 YYYY

提交人的資料 Presentor's Reference

姓名 Name: HK Biz Limited

地址 Address: 2/F., Teng Fuh Commercial Building, 333 Queen's Road Central, Sheung Wan, Hong Kong.

電話 Tel: 2640-8101 傳真 Fax: 3003-1328

電郵地址 E-mail Address:

檔號 Reference:

請勿填寫本欄 For Official Use

CR 收件日期 RECEIVED 21 DEC 2007 文件管理組 Document Management Section

COPY

CR 公司註冊處 Companies Registry

秘書及董事更改通知書(委任／離任)
Notification of Change of Secretary and Director (Appointment／Cessation)

(公司條例第158(4)及(4A)條)
(Companies Ordinance s. 158(4) & (4A))

表格 Form **D2A**

重要事項 Important Notes

- 填表前請參閱《填表須知》。
  請用黑色墨水列印
- Please read the accompanying notes before completing this form.
  Please print in black ink.

公司編號 Company Number: **1195430**

1 公司名稱 Company Name

CIS WORLD LIMITED

2 更改詳情 Details of Change

A. 離任秘書／董事的資料 Particulars of Secretary／Director Ceasing to Act

(如涉及超過一名秘書／董事，請用續頁A 填報 Use Continuation Sheet A if more than 1 secretary／director is involved)

請在有關空格內加 ✓ 號 Please tick the relevant box(es)

(註 Note 7) 身份 Capacity: ✓ 秘書 Secretary ☐ 董事 Director ☐ 候補董事 Alternate Director | 代替 Alternate to:

個人秘書／董事的姓名 Name of Individual Secretary／Director

中文姓名 Name in Chinese	英文姓氏 Surname in English	英文名字 Other Names in English

(註 Note 8) 身份證明 Identification

香港身份證號碼 HK Identity Card Number	海外護照號碼 Overseas Passport Number

或 OR

(註 Note 9) 法人團體秘書／董事的中文及英文名稱
Chinese and English Names of Corporate Secretary／Director

COMPANY KIT REGISTRATIONS LIMITED

離任原因 Reason for Cessation: ✓ 辭職／其他 Resignation／Others ☐ 去世 Deceased

(註 Note 10) 離任日期 Date of Cessation

日 DD	月 MM	年 YYYY
19	12	2007

(註 Note 11) 請述明上述離任董事／候補董事在離任日期後，是否繼續擔任公司的候補董事／董事職位
Please indicate whether the Director／Alternate Director ceasing to act will continue to hold office as Alternate Director／Director in the Company after the date of cessation

☐ 是 Yes
☐ 否 No

(註 Note 5) **提交人的資料 Presentor's Reference**

姓名 Name: HK Biz Limited

地址 Address: 2/F., Teng Fuh Commercial Building, 333 Queen's Road Central, Sheung Wan, Hong Kong.

電話 Tel: 2640-8101 傳真 Fax: 3003-1328

電郵地址 E-mail Address:

檔號 Reference:

請勿填寫本欄 For Official Use

CR 收件日期 RECEIVED 21 DEC 2007 文件管理組 Document Management Section

指明編號 1/2004 (2004年2月)
Specification No. 1/2004 (Feb. 2004)

表格 Form **D2A**

公司編號 Company Number

1195430

2 更改詳情 Details of Change (續上頁 cont'd)

B. 獲委任的個人秘書／董事的資料 Particulars of Individual Secretary／Director Appointed

(如委任超過一名個人秘書／董事，請用續頁 B 填報)

(Use Continuation Sheet B if more than 1 individual secretary／director is appointed)

請在有關空格內加 ✓ 號 Please tick the relevant box(es)

(註 Note 12) 身份 Capacity ☐ 秘書 Secretary ☐ 董事 Director ☐ 候補董事 Alternate Director

代替 Alternate to

中文姓名 Name in Chinese

英文姓名 Name in English

姓氏 Surname 名字 Other Names

前用姓名 Previous Names

別名 Alias

(註 Note 13) 住址 Residential Address

國家 Country

(註 Note 14) 電郵地址 E-mail Address

(註 Note 15) 身份證明 Identification

a 香港身份證號碼 Hong Kong Identity Card Number

b 海外護照 Overseas Passport

簽發國家 Issuing Country 號碼 Number

委任日期 Date of Appointment

日 DD 月 MM 年 YYYY

(註 Note 16) 請述明董事／候補董事在獲得上述委任時，是否公司現任的候補董事／董事 ☐ 是 Yes

Please indicate whether the Director／Alternate Director whose appointment is reported above is already an existing Alternate Director／Director in the Company at the time of the above appointment ☐ 否 No

指明編號 1/2004 (2004 年 2 月)
Specification No 1/2004 (Feb. 2004)

表格 Form **D2A**

公司編號 Company Number

1195430

2 更改詳情 Details of Change (續上頁 cont'd)

(註 Note 17) **C. 獲委任的法人團體秘書／董事的資料 Particulars of Corporate Secretary／Director Appointed**

(如委任超過一名法人團體秘書／董事，請用續頁 C 報告)

(Use Continuation Sheet C if more than 1 corporate secretary／director is appointed)

請在有關空格內加 ✓ 號 Please tick the relevant box(es)

(註 Note 18) **身份 Capacity** — [✓] 秘書 Secretary [ ] 董事 Director [ ] 候補董事 Alternate Director — 代替 Alternate to:

(註 Note 19) **中文名稱 Name in Chinese**:

(註 Note 19) **英文名稱 Name in English**: HK BIZ LIMITED

(註 Note 20) **地址 Address**: 2/F., TENG FUH COMMERCIAL BUILDING, 333 QUEEN'S ROAD CENTRAL, SHEUNG WAN, HONG KONG.

國家 Country: CHINA

(註 Note 21) **電郵地址 E-mail Address**:

公司編號 Company Number: 1093813

(只適用於在香港註冊的法人團體)

(Only applicable to body corporate registered in Hong Kong)

委任日期 Date of Appointment:

日 DD	月 MM	年 YYYY
19	12	2007

(註 Note 22) **請述明董事／候補董事在獲得上述委任時，是否公司現任的候補董事／董事**

Please indicate whether the Director／Alternate Director whose appointment is reported above is already an existing Alternate Director／Director in the Company at the time of the above appointment

[ ] 是 Yes [ ] 否 No

本通知書包括 ______ 張續頁 A、______ 張續頁 B 及 ______ 張續頁 C。

This Notification includes 0 Continuation Sheet(s) A, 0 Continuation Sheet(s) B and 0 Continuation Sheet(s) C.

簽署 Signed :

姓名 Name : Wu CuiXian

董事 Director／~~秘書 Secretary~~ *

日期 Date : 19 December 2007

日 DD / 月 MM / 年 YYYY

**請刪去不適用者* *Delete whichever does not apply*

指明編號 1/2004 (2004 年 2 月)
Specification No. 1/2004 (Feb. 2004)

COPY

公司註冊處
Companies Registry

首任秘書及董事通知書
Notification of First Secretary and Director

(公司條例第158(4)及(4A)條)
(Companies Ordinance s. 158(4) & (4A))

表格 Form **D1**

重要事項 Important Notes

- 填表前請參閱《填表須知》。
  請用黑色墨水列印。
- Please read the accompanying notes before completing this form.
  Please print in black ink.

公司編號 Company Number: **1195430**

1 公司名稱 Company Name

CIS WORLD LIMITED

2 秘書 Secretary *(如超過一名秘書，請用續頁A填報 Use Continuation Sheet A if more than 1 secretary)*

A. 個人秘書 Individual Secretary

中文姓名 Name in Chinese:

英文姓名 Name in English: 姓氏 Surname: 名字 Other Names:

前用姓名／別名 Previous Names / Alias: 前用姓名 Previous Names: 別名 Alias:

(註 Note 8) 香港住址 Hong Kong Residential Address:

(註 Note 9) 電郵地址 E-mail Address:

(註 Note 10) 身份證明 Identification

a 香港身份證號碼 Hong Kong Identity Card Number:

b 海外護照 Overseas Passport: 簽發國家 Issuing Country: 號碼 Number:

委任日期 Date of Appointment: 日 DD 月 MM 年 YYYY

(註 Note 6) **提交人的資料 Presentor's Reference**

姓名 Name: HK Biz Limited
地址 Address: 2/F., Teng Fuh Commercial Building,
333 Queen's Road Central, Sheung Wan,
Hong Kong.

電話 Tel: 2640-8101 傳真 Fax: 3003-1328

電郵地址 E-mail Address:

檔號 Reference:

請勿填寫本欄 For Official Use

CR
收件日期 RECEIVED
21 DEC 2007
文件管理組
Document Management Section

印刷編號 2/2004 (修訂) (2004年2月)
Specification No. 2/2004 (Revision) (Feb. 2004)

FEB.28.2008 15:46 27159545 #4514 P.008

表格 Form **D1**

公司編號 Company Number

1195430

2 秘書 Secretary (續上頁 cont'd)

(註 Note 11) **B. 法人團體秘書 Corporate Secretary**

(註 Note 12) 中文名稱 **Name in Chinese**

(註 Note 12) 英文名稱 **Name in English**

(註 Note 13) 香港地址 **Hong Kong Address**

(註 Note 9) 電郵地址 **E-mail Address**

公司編號 **Company Number**
(只適用於在香港註冊的法人團體)
(Only applicable to body corporate registered in Hong Kong)

委任日期 **Date of Appointment**

日 DD	月 MM	年 YYYY

指明編號 2/2004 (修訂) (2004年2月)
Specification No. 2/2004 (Revision) (Feb. 2004)

表格 Form **D1**

公司編號 Company Number: **1195430**

3 董事 Director

A. 個人董事 Individual Director

(如超過兩名個人董事，請用續頁 B 填報 Use Continuation Sheet B if more than 2 individual directors)

請在有關空格內加 ✓ 號 Please tick the relevant box(es)

(註 Note 14) 1 身份 Capacity

- [x] 董事 Director
- [ ] 候補董事 Alternate Director

代替 Alternate to:

中文姓名 Name in Chinese: 吳翠嫻

英文姓名 Name in English:

姓氏 Surname	名字 Other Names
WU	CUIXIAN

前用姓名 Previous Names:

別名 Alias:

(註 Note 15) 住址 Residential Address:

2/F., TENG FUH COMM. BLDG.,
333 QUEEN'S ROAD CENTRAL,
SHEUNG WAN, HONG KONG.

國家 Country: CHINA

(註 Note 16) 電郵地址 E-mail Address:

(註 Note 17) 身份證明 Identification

a 香港身份證號碼 Hong Kong Identity Card Number:

b 海外護照 Overseas Passport

簽發國家 Issuing Country	號碼 Number
CHINA	440981197803070629

委任日期 Date of Appointment

日 DD	月 MM	年 YYYY
19	12	2007

指明編號 2/2004 (修訂) (2004 年 2 月)
Specification No. 2/2004 (Revision) (Feb. 2004)

表格 Form **D1**

公司編號 Company Number

1195430

3 董事 Director (續上頁 cont'd)

請在有關空格內加 ✓ 號 Please tick the relevant box(es)

(註 Note 14) 2 身份 **Capacity**

- [x] 董事 Director
- [ ] 候補董事 Alternate Director

代替 Alternate to:

中文姓名 **Name in Chinese**: 溫 鴻 輝

英文姓名 **Name in English**

姓氏 Surname	名字 Other Names
WEN	HONGHUI

前用姓名 **Previous Names**:

別名 **Alias**:

(註 Note 15) 住址 **Residential Address**

	國家 Country
2/F., TENG FUH COMM. BLDG., 333 QUEEN'S ROAD CENTRAL, SHEUNG WAN, HONG KONG.	CHINA

(Note 16) 電郵地址 **E-mail Address**:

(註 Note 17) 身份證明 **Identification**

a 香港身份證號碼 Hong Kong Identity Card Number:

b 海外護照 Overseas Passport

簽發國家 Issuing Country	號碼 Number
CHINA	440922197303274238

委任日期 **Date of Appointment**

日 DD	月 MM	年 YYYY
19	12	2007

指明編號 2/2004 (修訂) (2004 年 2 月)
Specification No. 2/2004 (Revision) (Feb. 2004)

表格 Form **D1**

公司編號 Company Number

1195430

3 董事 Director (續上頁 cont'd)

B. 法人團體董事 Corporate Director

(如超過一名法人團體董事，請用續頁 C 填報 Use Continuation Sheet C if more than 1 corporate director)

請在有關空格內加 ✓ 號 Please tick the relevant box(es)

(註 Note 14) 身份 **Capacity** ☐ 董事 Director ☐ 候補董事 Alternate Director 代替 Alternate to

中文名稱 **Name in Chinese**

英文名稱 **Name in English**

(註 Note 18) 地址 **Address**

國家 Country

(註 Note 16) 電郵地址 **E-mail Address**

公司編號 **Company Number**

(只適用於在香港註冊的法人團體)
(Only applicable to body corporate registered in Hong Kong)

委任日期 **Date of Appointment**

日 DD 月 MM 年 YYYY

本通知書包括 ______ 張續頁 A、______ 張續頁 B 及 ______ 張續頁 C。

This Notification includes 0 **Continuation Sheet(s) A,** 1 **Continuation Sheet(s) B and** 0 **Continuation Sheet(s) C.**

簽署 Signed :

姓名 Name : Wu CuiXian

日期 Date : 19 December 2007

日 DD / 月 MM / 年 YYYY

董事 Director / ~~秘書 Secretary~~ *

**請刪去不適用者* *Delete whichever does not apply*

說明編號 2/2004 (修訂) (2004 年 2 月)
Specification No. 2/2004 (Revision) (Feb. 2004)

個人董事詳情（第 3A 項） Details of Individual Director (Section 3A)

請在有關空格內加 ✓ 號 Please tick the relevant box(es)

(註 Note 14) 身份 **Capacity**

- [x] 董事 Director
- [ ] 候補董事 Alternate Director

代替 Alternate to:

中文姓名 **Name in Chinese**: 伍 麗 軍

英文姓名 **Name in English**

姓氏 Surname	名字 Other Names
WU	LIJUN

前用姓名 **Previous Names**:

別名 **Alias**:

(註 Note 15) 住址 **Residential Address**

2/F., TUNG FUH COMM. BLDG.,
333 QUEEN'S ROAD CENTRAL,
SHEUNG WAN, HONG KONG.

國家 Country: CHINA

(註 Note 16) 電郵地址 **E-mail Address**:

(註 Note 17) 身份證明 **Identification**

a 香港身份證號碼 Hong Kong Identity Card Number:

b 海外護照 Overseas Passport

簽發國家 Issuing Country	號碼 Number
CHINA	440922197301160616

委任日期 **Date of Appointment**

日 DD	月 MM	年 YYYY
19	12	2007

A D VALOREM DUTY PAID
ASST. COLLECTOR

INSTRUMENT OF TRANSFER

CIS WORLD LIMITED

STAMP DUTY 16.01.08 HONG KONG

HONG KONG 00005.00 STAMP DUTY PAID

STAMP OFFICE 37 10.1.08 37 HONG KONG

I (We) COMPANY KIT SECRETARIAL SERVICES LIMITED (Transferor)

of Unit A 14/F Shun On Commercial Building 112-114 Des Voeux Road Central Hong Kong in consideration of the

Sum of Dollars ONE ONLY

paid to me (us) by (name in full) CIS WORLD, INC.

(occupation) CORPORATION

of (full address) 3155 EAST PATRICK LANE, SUITE NO. 1, LAS VEGAS, NEVADA, 89120

(hereinafter called "the said Transferee") do hereby transfer to the said Transferee the ONE SUBSCRIBER SHARE (1) Shares numbered ...

standing in my (our) name in the Register of

CIS WORLD LIMITED

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I (we) hold the same at the time of execution hereof. And I (we) the said Transferee do hereby agree to take the said Shares subject to the same conditions.

Witness our hands the 10 JAN 2008

Witness to the signature(s) of

Name IP Mei Ping

Address Unit A 14/F Shun On Comm Bldg 112-114 Des Voeux Rd Central HK

For and on behalf of
COMPANY KIT SECRETARIAL SERVICES LIMITED

Authorized Signature(s)

(Company Kit Secretarial Services Ltd.)

Witness to the signature(s) of

Name Zhong Ping Liu

Address 3155 East Patrick Lane, #1 Las Vegas, Nevada, 89120

(CIS World Inc.)

SOLD NOTE

Name of Purchaser (Transferee): CIS WORLD, INC.

Address: 3155 EAST PATRICK LANE, SUITE NO. 1, LAS VEGAS, NEVADA, 89120

Occupation: CORPORATION

Name of Company in which the shares to be transferred:

CIS WORLD LIMITED

Number of Shares: ONE SUBSCRIBER SHARE of HK$ 1.00 each

Consideration Received: Hong Kong Dollars ONE ONLY (HK$1.00)

For and on behalf of
COMPANY KIT SECRETARIAL SERVICES LIMITED

Authorized Signature(s)

(Company Kit Secretarial Services Ltd.)

Hong Kong, Dated 10 JAN 2008

INSTRUMENT OF TRANSFER ENDORSED

HONG KONG STAMP DUTY PAID 00001

BOUGHT NOTE

Name of Seller (Transferor): COMPANY KIT SECRETARIAL SERVICES LIMITED

Address: Unit A 14/F Shun On Commercial Building 112-114 Des Voeux Road Central Hong Kong

Occupation: CORPORATION

Name of Company in which the shares to be transferred:

CIS WORLD LIMITED

Number of Shares: ONE SUBSCRIBER SHARE of HK$ 1.00 each

Consideration Paid: Hong Kong Dollars ONE ONLY (HK$1.00)

(CIS World Inc.)

Hong Kong Dated 10 JAN 2008

HONG KONG STAMP DUTY PAID 00001

No. 1195430
編號

COMPANIES ORDINANCE
(CHAPTER 32)
香 港 法 例 第 32 章
公 司 條 例

CERTIFICATE OF INCORPORATION
公 司 註 冊 證 書

* * *

I hereby certify that
本人謹此證明

CIS World Limited

is this day incorporated in Hong Kong under the Companies Ordinance,
於本日在香港依據公司條例註冊成為

and that this company is limited.
有限公司。

Issued by the undersigned on 14 December 2007 .
本證書於二〇〇七年十二月十四日簽發。

Miss Nancy O. S. YAU

for *Registrar of Companies*
Hong Kong
香港公司註冊處處長
（公司註冊主任 邱愛琛 代行）

表格 2
FORM 2
《商業登記條例》（第 310 章）
BUSINESS REGISTRATION ORDINANCE (Chapter 310)
《商業登記規例》
BUSINESS REGISTRATION REGULATIONS
商業／~~分行~~登記證
Business/~~Branch~~ Registration Certificate

正本
ORIGINAL

~~副本~~
~~DUPLICATE~~

業務／法團所用名稱 Name of Business/Corporation	CIS WORLD LIMITED
業務／分行名稱 Business/Branch Name	** **
地址 Address	2/F TENG FUH COMMERCIAL BUILDING 333 QUEEN'S ROAD CENTRAL SHEUNG WAN HK
業務性質 Nature of Business	CORP
法律地位 Status	BODY CORPORATE

生效日期 Date of Commencement	屆滿日期 Date of Expiry	登記證號碼 Certificate No.	登記費及徵費 Fee and Levy
14/12/2007	13/12/2008	38755962-000-12-07-2	$2,600 (登記費 FEE - $2,000) (徵費 LEVY = $ 600)

部分摘錄《商業登記條例》的規定 (SEE OVERLEAF FOR ENGLISH VERSION)

第 6(6) 條規定發出任何商業登記證或分行登記證，不得當作隱含以下意思：有關該業務或經營該業務的人或受僱於該業務的人已遵從任何法律規定。

第 7(7) 條規定任何經營業務人士，倘在其商業登記冊內所載資料有變更，須於 1 個月內以書面通知稅務局局長。

第 8 條規定凡在已登記業務內有關業務的任何變更或業務已停止，任何經營有關業務的人或任何在該業務停業時為該業務合夥人的人須於變更發生或業務停止後 1 個月內，以書面通知局長。

第 12 條規定有效的商業登記證或有效的分行登記證，須在營業地點展示。

第 16(1) 條規定觸犯本條例者可被檢控，最高罰款 $5,000 及監禁 1 年。

第 21 條規定所徵收的徵費的全部款項須撥付破產欠薪保障基金。

繳款時請將此商業登記證及繳款通知書完整交出。在付款後，本繳款通知書方成為有效的商業登記證。
PLEASE PRODUCE THIS CERTIFICATE AND DEMAND NOTE INTACT AT TIME OF PAYMENT. THIS DEMAND NOTE WILL ONLY BECOME A VALID BUSINESS REGISTRATION CERTIFICATE UPON PAYMENT.

此印列示登記費及徵費收訖。（請參閱背頁的繳款指示）
RECEIVED FEE AND LEVY HERE STATED IN PRINTED FIGURES. (Please see payment instructions overleaf.)

#20201 19/12/07 56839151 053078 CHQ $2,600.00 S

I.R.D.R. 表格第 1019 號 (9/2007)
I.R.D.R. 1019 (9/2007)